[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.1

SIXTH AMENDMENT TO LEASE

SIXTH AMENDMENT TO LEASE (this “Sixth Amendment”) dated as of this 16th day of June, 2017 (the “Sixth Amendment Effective Date”) by and between BAY COLONY LLC, a Delaware limited liability company (“Landlord”), and TESARO, INC., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 23,814 square feet of rentable floor area in the building known as 1000 Winter Street, Waltham, Massachusetts (the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3rd) floors of the Building (referred to collectively in the Lease as the “Original Premises”), and (ii) 10,238 rentable square feet located on the first (1st) floor of the Building (referred to in the Lease as the “Expansion Premises”).

By First Amendment to Lease dated as of January 6, 2014 (the “First Amendment”), Tenant yielded up the Expansion Premises, and Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “First Additional Premises”), upon the terms and conditions set forth in the First Amendment.

By Second Amendment to Lease dated as of April 23, 2015 (the “Second Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 17,738 rentable square feet (the “Second Additional Premises”), consisting of (a) 10,238 square feet of rentable floor area located on the first (1st) floor of the Building (the “First Floor Second Additional Premises”), being the same space referred to above as the Expansion Premises and previously yielded up by Tenant pursuant to the First Amendment, and (b) 7,500 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Third Floor Second Additional Premises”), upon the terms and conditions set forth in the Second Amendment.

By Third Amendment to Lease dated as of August 2, 2016 (the “Third Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 44,634 rentable square feet (the “Third Additional Premises”), consisting of  (a) 17,091 square feet of rentable floor area located on the second (2nd) floor of the Building (the “Second Floor Third Additional Premises”), and (b) 27,543 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Third Floor Third Additional Premises”), upon the terms and conditions set forth in the Third Amendment.

By Fourth Amendment to Lease dated as of October 6, 2016 (the “Fourth Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 8,784 rentable square feet located on the third (3rd) floor of the Building (the “Fourth Additional Premises”), upon the terms and conditions set forth in the Fourth Amendment.

By Fifth Amendment to Lease dated as of February 9, 2017 (the “Fifth Amendment”), Landlord and Tenant agreed to amended the parties’ respective obligations with respect to Landlord’s Existing Premises Third Floor Work (as defined in the Third Amendment), as more particularly set forth in the Fifth Amendment.

The Original Premises, as increased by the First Additional Premises, the Second Additional Premises, the Third Additional Premises and the Fourth Additional Premises is hereinafter referred to as the “Existing Premises”, and contains a total of 124,398 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”).

Tenant has determined to lease from Landlord upon the terms and conditions contained in this Sixth Amendment an additional 25,188 square feet of rentable floor area (the “Rentable Floor Area of the Sixth Amendment Premises”) located on the fourth (4th) floor of the Building, consisting of  (a) 15,229 square feet of rentable floor area (the “Rentable Floor Area of the Vacant Sixth Amendment Premises”) located on the fourth (4th) floor of the Building (the “Vacant Sixth Amendment Premises”), which space is shown on Exhibit A-1 attached hereto and made a part hereof, and (b) 9,959 square feet of rentable floor area (the “Rentable Floor Area of the Occupied Sixth Amendment Premises”) located on the fourth (4th) floor of the Building (the “Occupied Sixth Amendment Premises”), which space is shown on Exhibit A-2 attached hereto and made a part hereof.  The Vacant Sixth Amendment Premises and the Occupied Sixth Amendment Premises are sometimes collectively referred to herein as the “Sixth Amendment Premises”.

Subject to the terms and conditions set forth herein, Landlord and Tenant are entering into this instrument to set forth said leasing of the Sixth Amendment Premises, to integrate the Sixth Amendment Premises into the Lease and to amend the Lease, all as more particularly set forth in this Sixth Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.(A)On the Vacant Sixth Amendment Premises Commencement Date (as hereinafter defined), the Vacant Sixth Amendment Premises shall constitute a part of the “Premises”

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demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include both the Existing Premises and the Vacant Sixth Amendment Premises and shall contain a total of 139,627 square feet of rentable floor area.

(B)On the Occupied Sixth Amendment Premises Commencement Date (as hereinafter defined), the Occupied Sixth Amendment Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include the Existing Premises, the Vacant Sixth Amendment Premises and the Occupied Sixth Amendment Premises and shall contain a total of 149,586 square feet of rentable floor area.

2.(A)The following definitions are added to Section 1.1 of the Lease:

Vacant Sixth Amendment Premises Commencement Date:

Upon Substantial Completion of Landlord’s Vacant Sixth Amendment Premises Work (as such terms are defined in Exhibit B).  Landlord agrees to use commercially reasonable efforts to achieve Substantial Completion of Landlord’s Vacant Sixth Amendment Premises Work by October 1, 2017 (the “Vacant Premises Target Delivery Date”).  If for any reason Landlord fails or is unable to tender possession of the Vacant Sixth Amendment Premises on or before the Vacant Premises Target Delivery Date with Landlord’s Vacant Sixth Amendment Premises Work Substantially Completed, then (A) Landlord shall not be in default hereunder or be liable for damages therefor, (B) the validity of the Lease and this Sixth Amendment shall not be affected or impaired thereby, (C) the Term shall not be extended on account thereof, and (D) Tenant shall accept possession of the Vacant Sixth Amendment Premises on the date Landlord tenders possession of the Vacant Sixth Amendment Premises to Tenant.

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Occupied Sixth Amendment Premises Commencement Date:

Upon Substantial Completion of Landlord’s Occupied Sixth Amendment Premises Work (as such terms are defined in Exhibit B).  Landlord agrees to use commercially reasonable efforts to achieve Substantial Completion of Landlord’s Occupied Sixth Amendment Premises Work by November 15, 2017 (the “Occupied Premises Target Delivery Date”).  If for any reason Landlord fails or is unable to tender possession of the Occupied Sixth Amendment Premises on or before the Occupied Premises Target Delivery Date with Landlord’s Occupied Sixth Amendment Premises Work Substantially Completed, then (A) Landlord shall not be in default hereunder or be liable for damages therefor, (B) the validity of the Lease and this Sixth Amendment shall not be affected or impaired thereby, (C) the Term shall not be extended on account thereof, and (D) Tenant shall accept possession of the Occupied Sixth Amendment Premises on the date Landlord tenders possession of the Occupied Sixth Amendment Premises to Tenant.

(B)If Landlord shall have failed to Substantially Complete Landlord’s Vacant Sixth Amendment Premises Work on or before the date that is three (3) months after the Vacant Premises Target Delivery Date (the “Vacant Premises Outside Completion Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), Tenant shall have the right to terminate the Lease, as amended, solely as to the Vacant Sixth Amendment Premises by giving notice to Landlord of Tenant’s desire to do so before such completion and within the time period from the Vacant Premises Outside Completion Date (as so extended) until the date which is thirty (30) days subsequent to the Vacant Premises Outside Completion Date (as so extended); and, upon the giving of such notice, the lease of the Vacant Sixth Amendment Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord Substantially Completes Landlord’s Vacant Sixth Amendment Premises Work. In the event of such termination, all calculations which include the square footage of the Vacant Sixth Amendment Premises, including, without limitation, Tenant’s parking rights, shall be correspondingly reduced.

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In addition, but only to the extent the foregoing termination right is not exercised, if Landlord shall have failed to Substantially Complete Landlord’s Vacant Sixth Amendment Premises Work on or before the Vacant Premises Outside Completion Date (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), the Annual Fixed Rent with respect to the Vacant Sixth Amendment Premises as set forth in Section 4 below shall be abated by one (1) day for each day beyond the Vacant Premises Outside Completion Date (as so extended) that Landlord thus fails to Substantially Complete Landlord’s Vacant Sixth Amendment Premises Work, such abatement to be applied commencing on the Vacant Sixth Amendment Premises Commencement Date.

(C)If Landlord shall have failed to Substantially Complete Landlord’s Occupied Sixth Amendment Premises Work on or before the date that is three (3) months after the Occupied Premises Target Delivery Date (the “Occupied Premises Outside Completion Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), Tenant shall have the right to terminate the Lease, as amended, solely as to the Occupied Sixth Amendment Premises by giving notice to Landlord of Tenant’s desire to do so before such completion and within the time period from the Occupied Premises Outside Completion Date (as so extended) until the date which is thirty (30) days subsequent to the Occupied Premises Outside Completion Date (as so extended); and, upon the giving of such notice, the lease of the Occupied Sixth Amendment Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord Substantially Completes Landlord’s Occupied Sixth Amendment Premises Work. In the event of such termination, all calculations which include the square footage of the Occupied Sixth Amendment Premises, including, without limitation, Tenant’s parking rights, shall be correspondingly reduced.

In addition, but only to the extent the foregoing termination right is not exercised, if Landlord shall have failed to Substantially Complete Landlord’s Occupied Sixth Amendment Premises Work on or before the Occupied Premises Outside Completion Date (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), the Annual Fixed Rent with respect to the Occupied Sixth Amendment Premises as set forth in Section 4 below shall be abated by one (1) day for each day beyond the Occupied Premises Outside Completion Date (as so extended) that Landlord thus fails to Substantially Complete Landlord’s Occupied Sixth Amendment Premises Work, such

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abatement to be applied commencing on the Occupied Sixth Amendment Premises Commencement Date.

(D)Promptly following the occurrence of the Vacant Sixth Amendment Premises Commencement Date and the Occupied Sixth Amendment Premises Commencement Date, Landlord and Tenant hereby agree to execute a Commencement Date Agreement in the form attached as Exhibit E to the Lease to confirm such date, provided, however, if Landlord or Tenant shall fail to execute said Agreement, the Vacant Sixth Amendment Premises Commencement Date and the Occupied Sixth Amendment Premises Commencement Date, as applicable, shall be as reasonably determined in accordance with the terms hereof.

3.The Term of the Lease for the Existing Premises, the Vacant Sixth Amendment Premises and the Occupied Sixth Amendment Premises shall be coterminous.  Accordingly, the definition of the “Term” as set forth in Section 1.1 of the Lease, as previously amended, shall be supplemented by adding the following thereto:

“(viii) As to the Vacant Sixth Amendment Premises, a period beginning on the Vacant Sixth Amendment Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

(ix) As to the Occupied Sixth Amendment Premises, a period beginning on the Occupied Sixth Amendment Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.”

4.(A)Commencing on the Vacant Sixth Amendment Premises Commencement Date and continuing through the expiration of the Term, Annual Fixed Rent for the Sixth Amendment Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Vacant Sixth Amendment Premises (being 15,229 square feet)).

(B)Commencing on the Occupied Sixth Amendment Premises Commencement Date and continuing through the expiration of the Term, Annual Fixed Rent for the Occupied Sixth Amendment Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Vacant Sixth Amendment Premises (being 9,959 square feet)).

5.(A)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Vacant Sixth Amendment Premises, the

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“Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Vacant Sixth Amendment Premises (being 15,229 square feet).

(B)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Occupied Sixth Amendment Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Occupied Sixth Amendment Premises (being 9,959 square feet).

6.(A)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the Vacant Sixth Amendment Premises commencing on the Vacant Sixth Amendment Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:With respect to the Vacant Sixth Amendment Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2017, being the period from January 1, 2017 through December 31, 2017.

(B)For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the Occupied Sixth Amendment Premises commencing on the Occupied Sixth Amendment Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:With respect to the Occupied Sixth Amendment Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2017, being the period from January 1, 2017 through December 31, 2017.

(C)Such definition, as previously amended, shall remain unchanged for such purposes with respect to the Existing Premises.

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7.(A)For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for the Vacant Sixth Amendment Premises commencing on the Vacant Sixth Amendment Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:With respect to the Vacant Sixth Amendment Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2018, being the period from July 1, 2017 through June 30, 2018.

(B)For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for the Occupied Sixth Amendment Premises commencing on the Occupied Sixth Amendment Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:With respect to the Occupied Sixth Amendment Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2018, being the period from July 1, 2017 through June 30, 2018.

(C)Such definition, as previously amended, shall remain unchanged with respect to the Existing Premises.

8.Condition of Sixth Amendment Premises.

(A)Subject to the performance of Landlord’s Vacant Sixth Amendment Premises Work (as defined in Exhibit B), Tenant agrees to accept the Vacant Sixth Amendment Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Vacant Sixth Amendment Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Vacant Sixth Amendment Premises in good working order and condition on the Vacant Sixth Amendment Premises Commencement Date.

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(B)Subject to the performance of Landlord’s Occupied Sixth Amendment Premises Work (as defined in Exhibit B), Tenant agrees to accept the Vacant Sixth Amendment Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Occupied Sixth Amendment Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems. Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Occupied Sixth Amendment Premises in good working order and condition on the Occupied Sixth Amendment Premises Commencement Date.

9.Parking.  The Number of Parking Spaces (referenced in Section 1.1 of the Lease) allocated to Tenant under the Lease shall be increased from three hundred and seventy-one (371) to (i) four hundred and seventeen (417) upon the Vacant Sixth Amendment Premises Commencement Date and (ii) four hundred and forty-nine (449) upon the Occupied Sixth Amendment Premises Commencement Date (a rate of three (3) spaces per 1,000 square feet of Rentable Floor Area of the Premises).

10.Landlord’s Stairwell Painting Work.  Landlord shall, at Landlord’s sole cost and expense, paint the stairwells of the Building shown on Exhibit C attached hereto (“Landlord’s Painting Work”).  Landlord will use reasonable efforts to complete Landlord’s Painting Work on or before the date that is sixty (60) days after the Vacant Sixth Amendment Premises Commencement Date, which date shall be subject to extension on account of delays attributable to Force Majeure or any act or omission by Tenant (as so extended, the “Estimated Painting Work Completion Date”).  If Landlord’s Painting Work has not been completed on or before the Estimated Painting Work Completion Date, then Tenant shall be entitled to a credit against Tenant’s obligation to pay Annual Fixed Rent equal to $[***] per day for each day between the Estimated Painting Work Completion Date and the date on which Landlord completes Landlord’s Painting Work.

11.Security Deposit.   Landlord and Tenant acknowledge that Tenant has delivered to Landlord a Security Deposit in the amount of $[***] under the Lease.  Concurrent with Tenant’s execution and delivery of this Sixth Amendment, Tenant shall deliver an additional security deposit in the amount of $[***] so that the “Security Deposit” required to be maintained by Tenant under the Lease shall be increased to $[***] to be held and utilized in accordance with Section 9.19 of the Lease.

12.Contingency.  Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that Tenant’s leasing of the Occupied Sixth Amendment Premises is conditioned upon Landlord entering into an early termination agreement with the current tenant of the Occupied Sixth Amendment Premises in a form satisfactory to Landlord in its sole discretion (the “Early Termination Agreement”).  In the event that Landlord fails to enter into the Early Termination Agreement on or before the date that is

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thirty (30) days after the Sixth Amendment Effective Date, then either party may, by written notice (a “Contingency Termination Notice”) given to the other party, terminate the Lease solely as to the Occupied Sixth Amendment Premises (provided that Tenant shall have the right to extend such thirty (30) day period by an additional thirty (30) days in its sole discretion by giving written notice of such extension to Landlord on or before the date that is thirty (30) days after the Sixth Amendment Effective Date) whereupon (i) all of the terms and provisions of the Lease applicable to the Occupied Sixth Amendment Premises shall be deemed void and of no further force or effect and (ii) any amounts or other items that are based on the rentable square footage of the Occupied Sixth Amendment Premises (including, without limitation, Tenant’s parking rights) shall be adjusted accordingly.  Notwithstanding the foregoing, if Landlord enters into the Early Termination Agreement on or before the date that is thirty (30) days after Landlord’s receipt of Tenant’s Contingency Termination Notice, then Tenant’s Contingency Termination Notice will be deemed withdrawn and all of the terms and provisions of the Lease applicable to the Occupied Sixth Amendment Premises shall continue in full force and effect as though Tenant’s Contingency Termination Notice were never sent.

13.(A)Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Sixth Amendment other than Transwestern and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than Transwestern, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Sixth Amendment other than Transwestern and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than Transwestern, Landlord shall defend the claim against Tenant with counsel of Landlord's selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

14.Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

15.Except as herein amended, the Lease, as previously amended, shall remain unchanged and in full force and effect.  All references to the “Lease” shall be deemed to be references to the Lease (i) as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment and (ii) as herein amended.

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16.Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Sixth Amendment and that the person signing this Sixth Amendment on its behalf has been duly authorized to do so.

17.The parties acknowledge and agree that this Sixth Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[page ends here]

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EXECUTED as of the date and year first above written.

WITNESS: _____________________________________

LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY:  BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY:  BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY:  BOSTON PROPERTIES, INC., a Delaware corporation, its general partner

By:  /s/ David C. Provost

Name:  David C. Provost

Title:  SVP

WITNESS: _____________________________________	TENANT: TESARO, INC., a Delaware corporation By: /s/ Timothy R. Pearson Name: Timothy R. Pearson Title: EVP & CFO

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EXHIBIT A-1

Vacant Sixth Amendment Premises

VACANT SIXTH AMENDMENT PREMISES
JENNISON ASSOCIATES 10,730 SF

bxp Boston Properties

4th FLOOR
1000 WINTER STREET, WALTHAM MA - BAY COLONY

02.16.17
EXISTING CONDITIONS

Drawing name: S:\Construction\CAD Drawings\Suburbs\BAY02\4\Existing Conditions\BAY02 – 4th Floor_Existing Conditions_Working File_122716.dwg Feb 16, 2017 – 13:33pm

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EXHIBIT A-2

Occupied Sixth Amendment Premises

Occupied Sixth Amendment Premises
JENNISON ASSOCIATES 10,720 SF

bxp Boston Properties

4th FLOOR
1000 WINTER STREET, WALTHAM MA - BAY COLONY

02.16.17
EXISTING CONDITIONS

Drawing name: S:\Construction\CAD Drawings\Suburbs\BAY02\4\Existing Conditions\BAY02 - 4th Floor_Existing Conditions_Working File_122716.dwg Feb 16, 2017 - 13:33pm

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EXHIBIT B

Work Agreement (Landlord’s Sixth Amendment Premises Work)

1.1Landlord’s Sixth Amendment Premises Work.

(A)Plans and Construction Process.

(1)

Preparation of the Plans. Attached hereto as Exhibit B-1 is a space plan prepared by Visnick & Caufield (the “Architect”) dated May 11, 2017 (the “Space Plan”) showing the initial conceptual rendering of the work to be performed by Landlord in the Sixth Amendment Premises (“Landlord’s Sixth Amendment Premises Work”) as approved by Tenant and attached hereto as Exhibit B-2 is an associated scope of work matrix document dated June 6, 2017 (the “Matrix”) (the Space Plan and the Matrix are referred to collectively herein as the “Scope of Work”).  As used herein, “Landlord’s Vacant Sixth Amendment Premises Work” shall mean the portion of Landlord’s Sixth Amendment Premises Work to be performed in the Vacant Sixth Amendment Premises and “Landlord’s Occupied Sixth Amendment Premises Work” shall mean the portion of Landlord’s Sixth Amendment Premises Work to be performed in the Occupied Sixth Amendment Premises.  No later than five (5) business days after Landlord’s request therefor (the “Response Due Date”), Tenant shall provide Landlord with any information reasonably required in order for the Architect to prepare the plans and specifications for Landlord’s Sixth Amendment Premises Work (the “Plans”) based on the Scope of Work and as more fully described in Exhibit B-3 attached hereto (“Tenant’s Provided Information”).  Notwithstanding the foregoing, Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring.  It is agreed that Landlord’s Sixth Amendment Premises Work is intended to be “turn-key” and will be completed at Landlord’s sole cost and expense (subject to Section 1.1(A)(3), Section 1.1(B)(2) and Section 1.3 of this Work Agreement) in accordance with the Plans and otherwise using materials and finishes that are substantially similar to those existing in the third (3rd) floor portion of the Existing Premises as of the Effective Date of this Sixth Amendment.

(2) Permit Documentation.  Tenant shall, no later than five (5) business days after Landlord’s request therefor (the “Permit Documentation Due Date”), execute and deliver to Landlord any affidavits and documentation reasonably required in order for Landlord to obtain all permits and

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

approvals necessary for Landlord to commence and complete Landlord’s Sixth Amendment Premises on a timely basis (“Permit Documentation”).

(3) Change Orders. Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval (not to be unreasonably withheld, conditioned or delayed) change proposals subsequent to the preparation of the Plans (each, a “Change Proposal”). Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant (but not later than ten (10) business days unless additional time is necessary due to the complexity of the requested change), advising Tenant of any anticipated increase in costs (“Change Order Costs”) associated with such Change Proposal, which may include a construction management fee of 4%, as well as an estimate of any delay (“Change Order Delay”) which would likely result in the completion of Landlord’s Sixth Amendment Premises Work if a Change Proposal is made pursuant thereto (“Landlord’s Change Order Response”). Tenant shall have the right to then approve or withdraw such Change Proposal within five (5) days after receipt of Landlord’s Change Order Response.  If Tenant fails to respond to Landlord’s Change Order Response within such five (5) day period, such Change Proposal shall be deemed withdrawn. If Tenant approves such Change Proposal, then such Change Proposal shall be deemed a “Change Order” hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed “Tenant Excess Costs” and shall be paid as set forth in Section 1.3 of this Work Agreement.

(5)Tenant Response to Requests for Information and Approvals. Except to the extent that another time period is expressly herein set forth, Tenant shall respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative (as defined below) for approvals or information in connection with Landlord’s Sixth Amendment Premises Work, within two (2) business days of Tenant’s receipt of such request.

(6) Time of the Essence. Time is of the essence in connection with Tenant’s obligations under this Section 1.1.

(B)Tenant Delay.

(1)A “Tenant Delay” shall be defined as the following:

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)	Tenant’s failure to provide Tenant’s Provided Information to Landlord by the Response Due Date;

(b)	Tenant’s failure to provide all required Permit Documentation to Landlord by the Permit Documentation Due Date;

(c)Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative including, without limitation, within the time periods set forth in Section 1.1(A)(5) above;

(d)Tenant’s failure to pay the Tenant Excess Costs in accordance with Section 1.3 of this Work Agreement;

(e)Any delay due to changes, alterations or additions required by Tenant or made by Tenant after the preparation of the Plans including, without limitation, Change Order Delays; or

(f)Any other delays caused by Tenant, Tenant’s contractors, architects, engineers or anyone else engaged by Tenant in connection with the preparation of any portion of the Sixth Amendment Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

(2)Tenant Obligations with Respect to Tenant Delays.

(a)Tenant covenants that no Tenant Delay shall delay the Sixth Amendment Premises Commencement Date or the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee. Landlord’s Sixth Amendment Premises Work shall be deemed Substantially Completed as of the date when Landlord’s Sixth Amendment Premises Work would have been Substantially Completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Sixth Amendment Premises Work is increased as the result of any Tenant Delay.

(c)Any amounts due from Tenant to Landlord under this Section 1.1(B)(2) shall be due and payable within thirty (30) days of billing therefor (except that amounts due in connection with Change Orders shall be paid as provided in Section 1.3 below), and shall be considered to be Additional Rent. Nothing contained in this Section 1.1(B)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

(C)Substantial Completion of Landlord’s Sixth Amendment Premises Work.

(1)Landlord’s Obligations. Subject to Tenant Delays and delays to the extent due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have Landlord’s Vacant Sixth Amendment Premises Work and Landlord’s Occupied Sixth Amendment Premises Work Substantially Completed on or before the Vacant Premises Target Delivery Date and the Occupied Premises Target Delivery Date, respectively, but (except as expressly set forth in Section 2(B) or Section 2(C) of the Sixth Amendment) Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Vacant Sixth Amendment Premises Work or Landlord’s Occupied Sixth Amendment Premises Work.

(2)Definition of Substantial Completion.

(A)	Landlord’s Vacant Sixth Amendment Premises Work shall be treated as having reached Substantial Completion for purposes of Section 2(A) of the Sixth Amendment on the later of:

(i)The date on which Landlord’s Vacant Sixth Amendment Premises Work has been completed (or would have been completed except for Tenant Delays) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of the Vacant Sixth Amendment Premises (i.e., so-called “punch list” items), or

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Vacant Sixth Amendment Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay.

In the event of any dispute as to the date on which Landlord’s Vacant Sixth Amendment Premises Work has reached Substantial Completion, the reasonable determination of the Architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(B)	Landlord’s Occupied Sixth Amendment Premises Work shall be treated as having reached Substantial Completion for purposes of Section 2(A) of the Sixth Amendment on the later of:

(i)The date on which Landlord’s Occupied Sixth Amendment Premises Work has been completed (or would have been completed except for Tenant Delays) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of the Occupied Sixth Amendment Premises (i.e., so-called “punch list” items), or

(ii)The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Occupied Sixth Amendment Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay.

In the event of any dispute as to the date on which Landlord’s Occupied Sixth Amendment Premises Work has reached Substantial Completion, the reasonable determination of the Architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)Incomplete Work.  Landlord shall complete as soon as conditions practically (but in no event later than thirty (30) days following Substantial Completion except with respect to Long Lead Items) permit any incomplete items of Landlord’s Sixth Amendment Premises Work, and Tenant shall cooperate with Landlord in providing reasonable access as may be required to complete such work in a normal manner.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(4)Early Access by Tenant. Landlord shall permit Tenant access for installing Tenant’s trade fixtures, systems, furniture, computer, telephone, and other communications systems, equipment and wiring in portions of the Sixth Amendment Premises prior to Substantial Completion as and when reasonably determined by Landlord when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. Any such access by Tenant shall be at upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

(5)Prohibition on Access by Tenant Prior to Actual Substantial Completion. If, prior to the date that Landlord’s Vacant Sixth Amendment Premises Work or Landlord’s Occupied Sixth Amendment Premises Work is in fact actually Substantially Complete, Landlord’s Vacant Sixth Amendment Premises Work or Landlord’s Occupied Sixth Amendment Premises Work is deemed to be substantially complete as a result of a Tenant Delay (i.e., and the Vacant Sixth Amendment Premises Commencement Date or the Occupied Sixth Amendment Premises Commencement Date, as applicable, has therefor occurred), Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Vacant Sixth Amendment Premises or the Occupied Sixth Amendment Premises, as applicable, for the Permitted Use until the applicable portion of the Sixth Amendment Premises is in fact actually Substantially Complete.

1.2Quality and Performance of Work

All construction work required or permitted hereunder by or on behalf of Landlord or Tenant shall be done in a good and workmanlike manner and in compliance with Legal Requirements and all Insurance Requirements. All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by [***] with respect to Tenant (“Tenant’s Construction Representative”) and Luke Bowen with respect to Landlord (“Landlord’s Construction Representative”) or any person hereafter designated in substitution or addition by notice to the party relying. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) not later than the end of the eleventh (11th) full calendar month next beginning after the Vacant Sixth Amendment Premises Commencement Date or the

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Occupied Sixth Amendment Premises Commencement Date, as applicable, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any). Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Plans and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid.

1.3Payment of Tenant Excess Costs

To the extent, if any, that there are Tenant Excess Costs (as defined in Section 1.1(A)(3) of this Work Agreement), Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of the applicable Tenant Excess Costs at the time Tenant approves the applicable Change Proposal, with the balance of the Tenant Excess Costs due upon Substantial Completion of Landlord’s Sixth Amendment Premises Work.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

Sixth Amendment Premises Space Plan

# TESARO

1000 WINTER STREET
FLOOR 4
WALTHAM, MA

5.11.17
FIT PLAN #3
PROJECT #2017.091

VISNICK & CAULFIELD

## PROGRAM SUMMARY

| STAFF REQUIREMENTS | |
|---|---|
| DESIGNATION | QTY |
| WORKSTATIONS (6X8) | 74 |
| HOTELING STATIONS (24X48) | 0 |
| STANDARD OFFICE | 18 |
| V.P. OFFICE | 2 |
| EXEC. OFFICE | 2 |
| | |
| | |
| | |
| | |
| TOTAL STAFF | 96 |

| SUPPORT REQUIREMENTS | |
|---|---|
| SPACE USE | QTY |
| LARGE CONFERENCE | 2 |
| MEDIUM CONFERENCE | 3 |
| HUDDLE | 2 |
| PHONE ROOM | 3 |
| I.T. | 2 |
| STORAGE | 6 |
| COFFEE | 1 |
| BREAK ROOM | 1 |
| WELLNESS | 1 |
| COPY | 2 |

NORTH
V.P. OFFICE
V.P. OFFICE
CONF.
OFFICE
COFFEE
HUDDLE
HUDDLE
STORAGE
I.T.
OPEN AREA
OPEN AREA
CONF.
CONF.
HUDDLE
COPY
I.T.
STOR.
BREAK ROOM
STORAGE
STORAGE
OFFICE
WELL
COPY
OPEN AREA
OPEN AREA
EXEC. OFFICE
EXEC. OFFICE

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2

Sixth Amendment Premises Scope of Work Matrix

[***]

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[***] INDICATES THREE PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-3

Plan and Work Drawing Requirements for Sixth Amendment Premises

1.Floor plan indicating location of partitions and doors (details required of partition and door types).

2.Location of standard electrical convenience outlets and telephone outlets.

3.Location and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4.Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5.Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6.Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7.Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8.Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9.Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10.Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11.Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12.Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

13.Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.Location of any special soundproofing requirements.

15.All drawings to be uniform size (30” X 42”) and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8” = 1’ or larger.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord’s review and use.

17.Provide all other information necessary to obtain all permits and approvals for Landlord’s Sixth Amendment Premises Work.

18.Upon completion of Landlord’s Sixth Amendment Premises Work, Tenant shall provide Landlord with two hard copies and one CAD file of all updated architectural and mechanical drawings to reflect all project sketches and changes.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Landlord’s Painting Work

Stairwell
PAINTING
LOCATIONS
JENNISON ASSOCIATES 10,720 SF

bxp Boston Properties

4th FLOOR
1000 WINTER STREET, WALTHAM MA - BAY COLONY

02.16.17
EXISTING CONDITIONS

Drawing name: S:\Construction\CAD Drawings\Suburbs\BAY02\4\Existing Conditions\BAY02 - 4th Floor_Existing Conditions_Working File_122716.dwg Feb 16, 2017 - 13:33pm

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.